UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 5, 2008

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01.            Entry Into a Material Definitive Agreement.

On May 5, 2008, Duke Realty Corporation, an Indiana corporation (“Duke”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”) of which Duke is the sole General Partner, entered into a Terms Agreement (including the related Underwriting Agreement, dated as of August 17, 2006, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with Wachovia Capital Markets, LLC (the “Underwriter”), pursuant to which the Underwriter agreed to purchase from the Operating Partnership $325,000,000 aggregate principal amount of the Operating Partnership’s 6.25% Senior Notes due 2013 (the “Notes”).  The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to Duke’s and the Operating Partnership’s automatic shelf registration statement on Form S-3 (Registration Statement No. 333-136173-01) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Terms Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the information in the Terms Agreement is incorporated into this Item 1.01 by this reference.

On May 8, 2008, the Operating Partnership completed the issuance and sale of the Notes. The Notes were issued under the Indenture, dated as of July 28, 2006 (the “Indenture”), as supplemented by the Fourth Supplemental Indenture, dated as of May, 8, 2008 (the “Fourth Supplemental Indenture”), by and between the Operating Partnership and The Bank of New York Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as Trustee.

The Indenture previously was filed with the Commission on July 31, 2006, as Exhibit 4.1 to the Registration Statement.  A conformed copy of the Fourth Supplemental Indenture is filed as Exhibit 4.1 to this Report.  Pursuant to General Instruction F to the Commission’s Form 8-K, the information contained in the Indenture and the Fourth Supplemental Indenture is incorporated into this Item 1.01 by this reference.

The material terms of the Notes are described in the Operating Partnership’s prospectus supplement, dated May 5, 2008, as filed with the Commission on May 6, 2008 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, dated August 3, 2007, contained in the Registration Statement.  The description of the Notes is qualified in its entirety by reference to the previously filed Indenture and the conformed copy of the Fourth Supplemental Indenture filed as an exhibit to this Report, which govern the Notes.

Item 8.01.             Other Events.

In connection with the offering of the Notes, the Operating Partnership included the following updated information in the preliminary Prospectus Supplement, filed with the Commission on May 5, 2008, pursuant to Rule 424(b)(3) under the Securities Act and the final Prospectus Supplement, dated May 5, 2008, filed with the Commission on May 6, 2008, pursuant to Rule 424(b)(5), pursuant to which the Notes were offered:

RATIO OF EARNINGS TO FIXED CHARGES

The following table shows ratios of earnings to fixed changes for Duke Realty Corporation and Duke Realty Limited Partnership for the periods shown:

	Duke Realty Corporation	Duke Realty Limited Partnership
Year ended December 31, 2007	1.47	1.47
Year Ended December 31, 2006	1.60	1.60
Year Ended December 31, 2005	2.14	2.14
Year Ended December 31, 2004	2.26	2.26
Year Ended December 31, 2003	2.41	2.43

For purposes of computing these ratios, earnings have been calculated by adding fixed charges, excluding capitalized interest, to income (loss) from continuing operations before gains or losses on land and depreciated property sales and (if applicable) minority interest in Duke Realty Limited Partnership. Fixed charges consist of (if applicable) of interest costs, whether expensed or capitalized, the interest component of rental expense and amortization of debt issuance costs.

Item 9.01.             Financial Statements and Other Exhibits

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement.  This Report is incorporated by reference into the Registration Statement, and, as such, the Operating Partnership is filing the exhibits to this Report to cause them to be

incorporated by reference into the Registration Statement as exhibits thereto.   By filing this Report, and the exhibits hereto, however, neither Duke nor the Operating Partnership believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1

Terms Agreement, dated as of May 5, 2008 (including the related Underwriting Agreement, dated as of August 17, 2006, attached as Annex A thereto and made a part thereof), by and among Duke Realty Corporation, Duke Realty Limited Partnership, and Wachovia Capital Markets, LLC.

4.1

Fourth Supplemental Indenture, dated as of May 8, 2008, by and between Duke Realty Limited Partnership and The Bank of New York Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), including the form of global note evidencing the 6.25% Senior Notes due 2013.

5.1	Legality opinion of Alston & Bird LLP.

8.1	Tax opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

	By:	Duke Realty Corporation, its sole general partner

		By:	/s/ Howard L. Feinsand
			Name:	Howard L. Feinsand
			Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: May 8, 2008